Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

We, Gregory H.A. Baxter, Interim Chief Executive Officer, and Edward J. Sweeney, Interim Chief Financial Officer, of Standard Diversified Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)
the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2020 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 4, 2020	By:	/s/ Gregory H.A. Baxter
Gregory H.A. Baxter
Executive Chairman of the Board and Interim Chief Executive Officer (Principal Executive Officer)

Date: May 4, 2020	By:	/s/ Edward J. Sweeney
Edward J. Sweeney
Interim Chief Financial Officer (Principal Financial Officer)